UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2025

BLUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56626	93-3735199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11516 Downey Ave., Downey, California	90241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2025, Blum Holdings, Inc. ("Blüm" or the “Company”) entered into a binding term sheet (the "Term Sheet") with a holding company ("Target Entity") that holds an equity interest in Cookies Creative Consulting & Promotions, Inc. (“Cookies”) pursuant to which the Company intends to enter into a Share Exchange Agreement or similarly situated document whereby a wholly owned subsidiary of the Company (“Blüm Acquisition Co.”), will acquire 100% of the membership interests of Target Entity (the “Transaction). Upon closing of the Transaction, the Company shall issue 489,131 shares of common stock of the Company, par value $0.001 (the “Common Stock”) and a common stock purchase warrant to acquire, in the aggregate, up to 30,762 shares of Common Stock, at an exercise price of $0.64 per share. The aggregate value exchanged is expected to equal to $562,500.

The Transaction structure is yet to be determined based on the due diligence findings as well as business, legal, tax, accounting and other considerations. Each of the parties’ obligations to close the Transaction will be subject to customary conditions and other conditions agreed to by the parties to be included in the definitive agreements for the Transaction, including but not limited to the receipt of all necessary approvals and consents required by each party to complete the Transaction. No assurances can be made that the Company will be successful in completing the Transaction.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of such Term Sheet, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Binding Term Sheet dated May 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUM HOLDINGS, INC.

Date: May 16, 2025	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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